                                                                   EXHIBIT 10.57

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:                                    :
                                          :     Jointly Administered
BORDEN CHEMICALS AND                      :     Case No. 01-1268 (PJW)
PLASTICS OPERATING LIMITED                :
PARTNERSHIP, a Delaware limited           :
partnership, et al.,                      :
                                          :     Chapter 11
                                 Debtors. :
                                          :     Re: Docket No.870
                                          :

             INTERIM ORDER AUTHORIZING BORDEN CHEMICALS AND PLASTICS
            OPERATING LIMITED PARTNERSHIP TO ENTER INTO MODIFIED LOAN
                       AGREEMENT WITH BCP MANAGEMENT, INC.

          This matter coming before the Court on the Motion of the Debtors and Debtors in Possession for Authority to Enter Into an Amended Loan Agreement with BCP Management, Inc. (the "Motion"); the Court having reviewed the Motion and having heard the statements of counsel in support of the relief requested in the Motion at the interim hearing held on the Motion (the "Hearing"); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for granting on an interim basis the relief requested in the Motion, as agreed to by counsel on the record at the Hearing;

          THE COURT HEREBY FINDS THAT:

          A. The Court has jurisdiction over this matter pursuant to 28 U.S.C. Sections 157 and 1334.

          B. This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2)(D)(M) and (O).

          C. Notice of the Motion and the Hearing was sufficient under the circumstances.

          D. A sound business purpose exists for Borden Chemicals and Plastics Operating Limited Partnership ("BCP") to enter into the Modified Loan Agreement (as that term is used in the Motion), pursuant to sections 105, 363 and 364(a) of the United States Bankruptcy Code, 11 U.S.C. Sections 101-1330 (the "Bankruptcy Code").

          IT IS HEREBY ORDERED THAT:

          1.   The Motion is GRANTED as set forth herein on an interim basis.

          2. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Motion, the Modified Loan Agreement, or the Note which is contemplated thereby.

          3. The terms and conditions of the Modified Loan Agreement, the Note and Borrowing Certificate described therein are hereby approved on an interim basis.

          4. BCP is hereby authorized to borrow on an interim basis up to $4,500,000 from BCP Management, Inc. ("BCPM"), up to and until August 19, 2002, in accordance with the terms and conditions of the Modified Loan Agreement and as discussed on the record at the Hearing.

          5. BCP may incur the debt contemplated by the Modified Loan Agreement pursuant to Section 364(b) of the Bankruptcy Code with the protection afforded by Section 364(e) of the Bankruptcy Code. Such debt shall constitute a debt owed by BCP and not a contribution of capital into BCP by BCPM. Funds loaned by BCPM to BCP pursuant to the Modified Loan Agreement shall constitute an allowed administrative expense under Section 503(b)(1)(A) of the Bankruptcy Code.

          5. A final hearing on the Motion shall be held on August 19, 2002 at 11:30 a.m. EST. Objections to the Motion shall be filed and served on or before August 12, 2002 at 4:00 p.m. EST.

          IT IS SO ORDERED.


Dated: July 29, 2002                      /s/ Peter J. Walsh
                                          -----------------------------------
                                          HONORABLE PETER J. WALSH

                                        3